Supplement to the
Fidelity® Low-Priced Stock Fund
September 29, 2001
Prospectus

Effective the close of business on May 16, 2002, the fund's shares are no longer available to new accounts. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on May 16, 2002 generally will not be allowed to buy shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by May 16, 2002, and 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since May 16, 2002. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

LPS-02-01 May 10, 2002
1.480654.107